EXHIBIT 10.85


                      FOURTH AMENDMENT TO CREDIT AGREEMENT
                      ------------------------------------


THIS FOURTH AMENDMENT TO CREDIT AGREEMENT ("Fourth Amendment") is made and entered into as of the 15th day of November, 1999, by and among WMCK VENTURE CORP., a Delaware corporation, CENTURY CASINOS CRIPPLE CREEK, INC., a Colorado corporation and WMCK ACQUISITION CORP., a Delaware corporation (collectively the "Borrowers"), CENTURY CASINOS, INC., a Delaware corporation (the "Guarantor") and WELLS FARGO BANK, National Association, as Lender and L/C Issuer and as the administrative and collateral agent for the Lenders and L/C Issuer (herein in such capacity called the "Agent Bank" and, together with the Lenders and L/C Issuer, collectively referred to as the "Banks").

                                R E C I T A L S:

     WHEREAS:

     A. Borrowers, Guarantor, Agent Bank and Lender entered into a Credit Agreement dated as of March 21, 1997 (the "Original Credit Agreement") as amended by First Amendment to Credit Agreement dated as of November 11, 1997 (the "First Amendment") and by Second Amendment to Credit Agreement dated January 28, 1998 (the "Second Amendment") and by Third Amendment to Credit Agreement dated November 4, 1998 (the "Third Amendment", and together with the Original Credit Agreement, the First Amendment and Second Amendment, collectively the "Existing Credit Agreement") for the purpose of establishing a reducing revolving line of credit in favor of Borrowers, up to the maximum principal amount of Twenty Million Dollars ($20,000,000.00)

     B. For the purpose of this Fourth Amendment, all capitalized words and terms not otherwise defined herein shall have the respective meanings and be construed herein as provided in Section 1.01 of the Existing Credit Agreement and any reference to a provision of the Existing Credit Agreement shall be deemed to incorporate that provision as a part hereof, in the same manner and with the same effect as if the same were fully set forth herein.

     C. Borrowers and Guarantor desire to further amend the Existing Credit Agreement for the following purposes:

     (i) Permitting the Distribution of up to Five Million Dollars ($5,000,000.00) from the Borrower Consolidation to Guarantor;

     (ii) excluding from the calculation of the TFCC Ratio the Distribution described in (i) above.

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     D.     Banks  have agreed to make the amendments set forth in the preceding recital paragraph subject to the terms, conditions and provisions set forth in this Fourth Amendment.

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do agree to the amendments and modifications to the Existing Credit Agreement in each instance effective as of the Fourth Amendment Effective Date, as specifically hereinafter provided as follows:

     1.     Definitions.  Section 1.01 of the Existing Credit Agreement entitled
            -----------
"Definitions" shall be and is hereby amended to include the following definitions. Those terms which are currently defined by Section 1.01 of the Existing Credit Agreement and which are also defined below shall be superseded and restated by the applicable definition set forth below:

     "Caledon Investment" shall mean the investment, directly by Guarantor or through a Subsidiary which is owned or controlled by Guarantor, in a hotel, casino and spa facility located in Caledon, Western Cape Providence of South Africa.

     "Credit Agreement" shall mean the Existing Credit Agreement as amended by the Fourth Amendment, together with all Schedules, Exhibits and other attachments thereto, as it may be further amended, modified, extended, renewed or restated from time to time.

     "Excluded Subdebt Reductions" shall mean collective reference to: (i) the meaning ascribed to such term in Paragraph 11 of the Third Amendment, and (ii) each Distribution made under the provisions of Paragraph 2(c) of the Fourth Amendment.

     "Existing Credit Agreement" shall have the meaning set forth in Recital Paragraph A of the Fourth Amendment.

     "First Amendment" shall have the meaning set forth in Recital Paragraph A of the Fourth Amendment.

     "Fourth  Amendment"  shall  mean  the Fourth Amendment to Credit Agreement.

     "Fourth  Amendment  Effective  Date"  shall  mean
November 30, 1999, subject to full satisfaction of each Condition Precedent set forth in Paragraph 4 of the Fourth Amendment.

     "Fourth Amendment Fee" shall have the meaning set forth in Paragraph 4(c) of the Fourth Amendment.

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     "Johannesburg  Investment" shall mean the investment, directly by Guarantor or through a Subsidiary which is owned or controlled by Guarantor, in a partnership or other joint venture arrangement with an entity known as "Silverstar" for a casino operation to be located in Greater Johannesburg, South Africa area.

     "Original Credit Agreement" shall have the meaning set forth in Recital Paragraph A of the Fourth Amendment

     "Permitted CNTY Distributions" shall have the meaning ascribed to such term in Paragraph 2 of the Fourth Amendment.

     "Second Amendment" shall have the meaning set forth in Recital Paragraph A of the Fourth Amendment.

     "TFCC  Ratio"  shall  be  defined  as  follows:

     Net profit after cash taxes, plus depreciation and amortization, plus Interest Expense (accrued and capitalized), less Distributions (not including the Excluded Subdebt Reduction and the Permitted CNTY Distributions) paid, less Non-Financed Capital Expenditures incurred during the period under review,

     Divided  by  (/)

     Current portion of scheduled principal and actual interest payments on long term debt and Capitalized Lease Liabilities, excluding payments made on Subordinated Debt.

     2.  Permitted CNTY Distributions. Notwithstanding anything contained in the
         ----------------------------
Existing Credit Agreement to the contrary, the Borrower Consolidation may make the following Distributions to Guarantor (collectively, the "Permitted CNTY Distributions") so long as (i) no Default or Event of Default has occurred and remains continuing at the time of such Distributions, (ii) June 30, 2000 shall not have occurred; and (iii) such Permitted CNTY Distributions do not exceed Five Million Dollars ($5,000,000.00) in the aggregate:

     a. Distribution of the Johannesburg Investment up to a maximum aggregate amount of Two Million Dollars ($2,000,000.00);

     b. Distribution of the Caledon Investment up to a maximum aggregate amount of Three Million Dollars
($3,000,000.00);

     c. Distribution to be applied toward a prepayment of principal on the Subordinated Debt up to the maximum aggregate amount of One Million Dollars ($1,000,000.00); and

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     d.     Distributions  to  be  used  to  repurchase  the stock of Guarantor.

     3.     Permitted CNTY Distributions and Subordinated Debt Payment Carve Out
            --------------------------------------------------------------------
for  TFCC  Calculation.  On and after the Fourth Amendment Effective Date and so
----------------------
long  as no Default or Event of Default has occurred and remains continuing, the
--
Permitted CNTY Distributions and Excluded Subdebt Reductions shall: (i) be excluded from the TFCC calculation under Section 6.03 as provided in the amended "TFCC Ratio" definition set forth in Paragraph 1 of the Fourth Amendment, and
(ii) not otherwise constitute a Default or Event of Default under the Credit Agreement.

     4.     Conditions  Precedent  to  Fourth  Amendment  Effective  Date.  The
            -------------------------------------------------------------
occurrence of the Fourth Amendment Effective Date is subject to Agent Bank having received the following documents and payments, in each case in a form and substance reasonably satisfactory to Agent Bank, and the occurrence of each other condition precedent set forth below on or before November 15, 1999:

     a. Due execution by Borrowers, Guarantor and Banks of four (4) duplicate originals of this Fourth Amendment;

b. Corporate resolutions or other evidence of requisite authority of Borrowers and Guarantor, as applicable, to execute the Fourth Amendment;

     c. Payment of a fee in the amount of Ten Thousand Dollars ($10,000.00) (the "Fourth Amendment Fee") to Agent Bank to be disbursed by Agent Bank to Lenders in proportion to their respective Syndication Interests in the Credit Facility;

     d. Reimbursement to Agent Bank by Borrowers for all reasonable fees and out-of-pocket expenses incurred by Agent Bank in connection with the Fourth Amendment, including, but not limited to, reasonable attorneys' fees of Henderson & Morgan, LLC and all other like expenses remaining unpaid as of the Fourth Amendment Effective Date; and

     e. Such other documents, instruments or conditions as may be reasonably required by Lenders.

     5.     Representations  of  Borrowers.  Borrowers
            ------------------------------
hereby  represent  to  the  Banks  that:

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     a.     the  representations  and  warranties contained in Article IV of the
Existing Credit Agreement and contained in each of the other Loan Documents (other than representations and warranties which expressly speak only as of a different date, which shall be true and correct in all material respects as of such date) are true and correct on and as of the Fourth Amendment Effective Date in all material respects as though such representations and warranties had been made on and as of the Fourth Amendment Effective Date, except to the extent that such representations and warranties are not true and correct as a result of a change which is permitted by the Credit Agreement or by any other Loan Document or which has been otherwise consented to by Agent Bank;

     b. Since the date of the most recent financial statements referred to in Section 5.08 of the Existing Credit Agreement, no Material Adverse Change has occurred and no event or circumstance which could reasonably be expected to result in a Material Adverse Change or Material Adverse Effect has occurred;

     c. no event has occurred and is continuing which constitutes a Default or Event of Default under the terms of the Credit Agreement; and

     d. The execution, delivery and performance of this Fourth Amendment has been duly authorized by all necessary action of Borrowers and Guarantor and this Fourth Amendment constitutes a valid, binding and enforceable obligation of Borrowers and Guarantor.

     6.     Affirmation and Ratification of Continuing Guaranty. Guarantor joins
            ---------------------------------------------------
in the execution of this Fourth Amendment for the purpose of ratifying and affirming its obligations under the Continuing Guaranty for the guaranty of the full and prompt payment and performance of all of Borrowers' Indebtedness and Obligations under the Credit Facility and each of the Loan Documents as modified under this Fourth Amendment.

          7.     Incorporation  by  Reference.  This  Fourth  Amendment shall be
                 ----------------------------
and is hereby incorporated in and forms a part of the Existing Credit Agreement.

     8.     Governing  Law.  This  Fourth Amendment to Credit Agreement shall be
            --------------
governed by the internal laws of the State of Nevada without reference to conflicts of laws principles.

     9.     Counterparts. This Fourth Amendment may be executed in any number of
            ------------
separate counterparts with the same effect as if the signatures hereto and hereby were upon the same instrument. All such counterparts shall together constitute one and the same document.

10.     Continuance  of Terms and Provisions. All of the terms and provisions of
        ------------------------------------
the Credit Agreement shall remain unchanged except as specifically modified herein.

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     IN  WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment as  of  the  day  and  year  first  above  written.

BORROWERS:

WMCK  VENTURE  CORP.,
a  Delaware  corporation
     By  /s/Larry  J.  Hannappel
         -----------------------

Name  Larry  J.  Hannappel
      --------------------
Title  CFO
       ---

CENTURY  CASINOS  CRIPPLE  CREEK,  INC.,
a  Colorado  corporation
     By  /s/Larry  J.  Hannappel
         -----------------------

Name  Larry  J.  Hannappel
      --------------------
     Title  CFO
            ---


WMCK  ACQUISITION  CORP.,
a  Delaware  corporation
     By  /s/Larry  J.  Hannappel
         -----------------------

Name  Larry  J.  Hannappel
      --------------------
     Title  CFO
            ---


                                        GUARANTOR:

                                        CENTURY  CASINOS,  INC.,
                                        a  Delaware  corporation
                              By  /s/Larry  J.  Hannappel
                                  -----------------------

Name  Larry  J.  Hannappel
      --------------------
                                             Title  CAO
                                                    ---


                                        BANKS:

                                        WELLS  FARGO  BANK,
                                        National  Association,
                                        Agent  Bank,  Lender  and
                                        L/C  Issuer


                                        By  /s/David  Kramer___
                                            ----------------

                                        Name  David  Kramer
                                              -------------

                                        Title  Vice  President
                                               ---------------

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